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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2004

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)


       NORTH CAROLINA               0-14706                  56-0846267
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

                                  P.O. Box 6676
                         Asheville, North Carolina 28816
                              (Address of Principal
                               Executive Offices)


                                 (828) 669-2941
                         (Registrant's telephone number,
                              including area code)

                                      None
          (Former name or former address, if changed since last report)




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



Item 12.    Results of Operations and Financial Condition.

     On January 26, 2004, during the first quarter 2004 earnings call held by Ingles Markets, Incorporated (the "Company"), the Company reported the following additional financial information with respect to the quarter ended December 27, 2003 in response to questions.

                                                         December 27, 2003
Cash                                                           $ 47,331,393
Receivables                                                    $ 35,894,367
Inventories                                                    $195,366,657
Accounts Payable, accrued expenses and                         $137,475,363
current portion of other long term liabilities

     These results were not included in the earnings press release previously furnished by the Company on Form 8-K.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INGLES MARKETS, INCORPORATED



Date: January __, 2004                      By:     /s/ Brenda S. Tudor
                                               -----------------------------
                                                  Brenda S. Tudor
                                                  Vice President-Finance and
                                                  Chief Financial Officer